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                                  EXHIBIT 99.1


For Immediate Release     Contact:  Carl G. Anderson, Jr.     Frederick J. Hirt
January 19, 2005                    610-478-3171              610-478-3117


        ARROW INTERNATIONAL, INC.
        REPORTS ON 2005 ANNUAL MEETING OF SHAREHOLDERS

READING, PA, January 19, 2005 - At Arrow International, Inc.'s Annual Meeting of Shareholders held today at the Company's corporate headquarters in Reading, PA, Arrow's Chairman and Chief Executive Officer, Carl G. Anderson, Jr., reviewed with shareholders Arrow's financial performance in fiscal year 2004 and the first quarter of fiscal year 2005, the drivers of its revenue growth, major initiatives for the future, and its leadership team for fiscal year 2005.

At the Annual Meeting, the Company's shareholders voted to re-elect each of Mr. Anderson, John E. Gurski and Marlin Miller, Jr. as directors of the Company and to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants for fiscal year 2005.

Mr. Anderson reported that, as shown in the Company's Proxy Statement for its 2005 Annual Meeting of Shareholders, Arrow International common stock outperformed both the S&P 500 Health Care Equipment Index and the S&P 500 Stock Index on a cumulative basis in four of the last five years ended August 31, 2004, and the Company last year increased its dividend payments for the twelfth consecutive year (every year since the Company's Initial Public Offering in 1992).

Mr. Anderson discussed four key drivers of the Company's revenue growth, namely:

     o Arrow's emphasis on its core central venous product category which includes growth from ARROWg+ard Blue(R) and its safety kits.

     o The Company's focus on bringing new products to markets, primarily product line extensions, product upgrades and introducing new products similar to its current products. These include the Cannon(TM) II chronic dialysis catheter, the StimuCath(R) catheter for delivering regional anesthesia and the AutoCAT(R) 2 WAVE(TM), Arrow's new intra-aortic balloon pump which utilizes breakthrough fiber optic technology and a proprietary control algorithm.

     o The Company's decision to move from distributors to direct selling in several major markets over the last two years enabling it to generate growth in both market share and profitability.

     o Arrow's program of enhancing its sales and marketing organization by strengthening its leadership capabilities, including improving skills through training, creating category teams to bring a cross-functional approach to the management of product portfolios and product development, and sourcing additional talent from outside the Company.

Mr. Anderson also discussed two major business initiatives for Arrow over the near-term. He stated that, "The first of our goals is to generate sustained growth in revenue and profits. Second, Arrow aims to achieve excellence in the operation of all of our business and manufacturing processes.

"We plan to continue to generate profitable sales growth by leveraging and growing our portfolio of central venous catheters and related products. The next component of our growth plan consists of developing or acquiring proprietary products, for example, as we have done with the AutoCAT(R) 2 WAVE(TM) and the Cannon(TM) II catheter. Third, we will continue our strategy of investing in longer-term technologies, such as our Arrow LionHeart(TM) and CorAide(TM) Left Ventricular Assist Systems (LVAS). Management and the Board of Directors are committed to a frequent review of our LVAS program to confirm it will provide attractive returns for the stockholders. Finally, we will continue to improve the effectiveness of our marketing and sales organization and programs.

"In order to achieve operational excellence, our objectives will be: to deliver superior quality products to our physician customers and their patients, to maintain a safe working environment for our employees, to provide our


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hospital customers with superior service and lastly, to become the low cost producer in each of our major product categories. For example, we expect our previously announced manufacturing restructuring program to enable us to add capacity to support sales growth, simplify our manufacturing structure, better align our production facilities with the geographical markets they serve and improve the effectiveness of our production technology, thereby contributing to our objective of achieving operational excellence."

Mr. Anderson recognized two of the Company's top executives who announced their intention to retire after many decades of loyal service. Phil Fleck, Arrow's former President and Chief Operating Officer who retired on December 31, 2004 and Paul Frankhouser, the Company's Executive Vice President - Global Business Development, who will retire on January 31, 2005. Both of these executives made major contributions to Arrow's technology, culture and success. The Board of Directors elected Carl G. Anderson, Jr. to the additional office of President of the Company to fill the vacancy left by the retirement of Mr. Fleck.

Mr. Anderson also recognized Arrow's leadership team comprised of Fred Hirt, Senior VP - Finance and Chief Financial Officer, Phil Croxford, Group VP and General Manager, Carl Staples, Senior VP - Human Resources and Jim Hatlan, Senior VP - Manufacturing.

COMPANY INFORMATION:

Arrow International, Inc. develops, manufactures and markets a broad range of clinically advanced, disposable catheters and related products for critical and cardiac care. The Company's products are used primarily by anesthesiologists, critical care specialists, surgeons, emergency and trauma physicians, cardiologists, interventional radiologists, electrophysiologists, and other health care providers.

Arrow International's news releases and other company information can be found on the World Wide Web at http://www.arrowintl.com.

The Company's common stock trades on The Nasdaq Stock Market(R) under the symbol ARRO.

SAFE HARBOR STATEMENT:

 "Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: This news release provides historical information and includes forward-looking statements. Although the Company believes that the expectations in such forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to have been correct. The forward-looking statements are based upon a number of assumptions and estimates that, while considered reasonable by the Company, are inherently subject to significant business, economic and competitive risks, uncertainties and contingencies which are beyond the control of the Company, and upon assumptions with respect to future business decisions which are subject to change. Accordingly, the forward-looking statements are only an estimate, and actual results will vary from the forward-looking statements, and these variations may be material. Consequently, the inclusion of the forward-looking statements should not be regarded as a representation by the Company of results that actually will be achieved. Forward-looking statements are necessarily speculative in nature, and it is usually the case that one or more of the assumptions in the forward-looking statements do not materialize. Investors are cautioned not to place undue reliance on the forward-looking statements. In connection with the "Safe Harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company cautions the reader that, among others, the factors below, which are discussed in the Company's Annual Report on Form 10-K for the fiscal year ended August 31, 2004 and in its other filings with the Securities and Exchange Commission, could cause the Company's results to differ materially from those stated in the forward-looking statements. These factors include: (i) stringent regulation of the Company's products by the U.S. Food and Drug Administration and, in some jurisdictions, by state, local and foreign governmental authorities; (ii) the highly competitive market for medical devices and the rapid pace of product development and technological change in this market; (iii) pressures imposed by the health care industry to reduce the cost or usage of medical products and services; (iv) dependence on patents and proprietary rights to protect the Company's trade secrets and technology, and the need for litigation to enforce or defend these rights; (v) risks associated with the Company's international operations; (vi) potential product liability risks inherent in the design, manufacture and marketing of medical devices;
(vii) risks associated with the Company's use of derivative financial instruments; and (viii) dependence on the continued service of key members of the Company's management.


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